UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-23294

Causeway ETMF Trust

(Exact name of registrant as specified in charter)

11111 Santa Monica Boulevard, 15th Floor

c/o Causeway Capital Management LLC

Los Angeles, CA 90025

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

Corporation Trust Center

1209 Orange Street

Wilmington DE, 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-866-947-7000

Date of fiscal year end: September 30, 2019

Date of reporting period: March 31, 2019

Item 1.	Reports to Stockholders.

The registrant’s schedules as of the close of the reporting period, as set forth in §§ 210.12-12 through 210.12-14 of Regulation S-X [17 CFR §§ 210-12.12-12.14], are attached hereto.

LETTER TO SHAREHOLDERS

Please note that the Fund liquidated on May 13, 2019.

For the six months ended March 31, 2019, Causeway Global Value NextShares (the “Fund”) returned -6.43% based on net asset value and the Global Value NextShares Market Price returned -11.54% compared to the MSCI ACWI Index (Gross) (“ACWI Index”) return of -1.89%. Since the Fund’s inception on April 12, 2018, its cumulative total returns are -1.09% based on net asset value and -6.50% for the Market Price compared to the ACWI Index’s cumulative total return of 1.96%. As of March 31, 2019, the Fund had net assets of $4.7 million.

Performance Review

Heightened geopolitical tensions and concerns of a broader slowdown in global economic growth pressured equity markets in the fourth quarter of 2018. Signs of a broad slowdown in global economic growth appeared, likely resulting from global trade tensions, a decelerating Chinese economy and lingering concerns over the UK’s future relationship with the European Union. In the face of some weakening global growth data, the US Federal Reserve (“Fed”) signaled it will be patient with any future interest rate hikes in 2019. Additional commentary from some Fed officials regarding a more flexible approach to inflation also appeared to allay market concerns about further tightening measures. The Fed may allow inflation to run above the target temporarily so that annualized inflation averages 2% over time, rather than tightening liquidity. These recent statements from Fed officials suggest that this more dovish stance may continue. Economic growth in China slowed considerably over the course of 2018, with China’s imports rising 3% from a year earlier in November, well below market expectations of 14.5% and following 21.4% growth in October. Additionally, growth in the money supply has decelerated following the crackdown on the country’s shadow banking sector. Chinese authorities confirmed that further monetary and fiscal stimulus measures will be enacted in 2019 to support the economy. While there was some progress made on the US-China trade negotiations in early 2019, the underlying tension from competition in key industries like technology makes a longer-term resolution uncertain. The trade dispute may have dampened business investment in recent months. The fading benefits of the US corporate tax cut plus rising wage costs in several industries are likely reducing US profit margins. The weakness in the global economy was most pronounced in the manufacturing and export sectors. Strong performance from the Eurozone’s service providers offset some of the ongoing lackluster conditions in the manufacturing sector. The European Central Bank has indicated that it will not raise interest rates until at least next year as a result of the fading global growth outlook. In the UK, a strong labor market has bolstered the economy despite weak consumer confidence and business investment due to Brexit uncertainty. The UK Parliament, overall, has indicated that it prefers a softer Brexit, but remains gridlocked on implementation. The best performing markets in our investable universe in the six month period included Brazil, Indonesia, the Philippines, Hungary, and Hong Kong. The biggest laggards included Pakistan, Mexico, Austria, Norway, and Germany. The best performing sectors in the ACWI Index were real estate, utilities, and communication services, while energy, financials, and industrials were the worst performing Index sectors.

Fund holdings in the energy, media & entertainment, capital goods, telecommunication services, and retailing industry groups detracted most from the Fund’s performance relative to the ACWI Index in the fiscal period. Holdings in the pharmaceuticals & biotechnology and materials industry groups, as well as an overweight position in the software & services and utilities industry groups and an underweight position in the technology hardware & equipment

2	Causeway Global Value NextShares

industry group, offset some of the underperformance. The biggest detractor from absolute return was specialty retail jeweler, Signet Group (United States). Other notable detractors included energy exploration & production company, Halliburton Co. (United States), internet services provider, Baidu (China), power & automation technology company, ABB Ltd. (Switzerland), and banking & financial services company, UniCredit S.p.A. (Italy). The largest contributor to absolute return was enterprise infrastructure software company, Micro Focus International Plc (United Kingdom). Additional top contributors included snack & confectionary producer, Mondelez International (United States), design-to-distribution business process services technology company, SYNNEX Corp. (United States), pharmaceutical & biotechnology company, Roche Holding AG (Switzerland), and integrated utility, FirstEnergy Corp. (United States).

Significant Portfolio Changes

Our disciplined purchase and sale process led the portfolio management team to reduce exposure to several holdings that approached fair value in our view. The largest decreases included full sales of automobile components retailer, Advance Auto Parts, Inc. (United States), pharmaceuticals & biotechnology company, Roche Holding AG (Switzerland), electric & natural gas utility, Dominion Energy, Inc. (United States), and rail operator, Canadian Pacific Railway (Canada). We also sold the entire position of digital wireless communications equipment manufacturer, QUALCOMM, Inc. (United States) after a fundamental review of the stock. Though the company is a dominant technology leader in 5G – the new wireless standard – we believe that a lawsuit with the Federal Trade Commission regarding potential antitrust violations of its patented technology represents a risk of large-scale changes to its business model. Significant purchases included the following new additions to the Fund: passenger & cargo airline, Alaska Air Group, Inc. (United States), oil refiner, Marathon Petroleum Corp. (United States), oil & natural gas producer, Encana (Canada), design-to-distribution business process services technology company, SYNNEX Corp. (United States), and diversified pharmaceutical company, Merck & Co., Inc. (United States).

Fund exposures to currencies, industries, and countries are a by-product of our bottom-up stock selection process. The Fund’s weights relative to the Index in the software & services, energy, and technology hardware & equipment industry groups increased the most relative to the beginning of the period, while relative weights in the media & entertainment, retailing, and utilities industry groups were the greatest decreases. As of March 31, 2019, the three largest industry group exposures from an absolute perspective for the Fund were to the software & services, banks, and pharmaceuticals & biotechnology industry groups. From a regional perspective, the most notable weight changes relative to the Index included higher exposures to the United Kingdom, the United States, and Canada. The most significantly reduced relative country weights included Switzerland, United States, and South Korea.

Investment Outlook

With abundant liquidity underpinning the demand for investable assets, long duration equities responded favorably to the dovish policy indications from the Fed. Investors appear indifferent to valuation, focusing instead on growth and the promise of earnings and cash flow further into the future. Money remains cheap, facilitating more public and private sector financial leverage. As investors are willing to pay sizable valuation multiples for growth, companies that

Causeway Global Value NextShares	3

must restructure operationally to expand earnings are having a tough time attracting investor interest. We are most interested in undervalued stocks, often in cyclical industries, with managements committed to streamlining operations. We prefer companies that reward shareholders with generous dividend payments and/or share buybacks. We believe that efforts to boost profitability through cost savings and revenue enhancements should position these companies well in times of leaner global growth. We recognize style investing is cyclical and believe the value characteristics currently embedded in the Fund should prove effective if growth companies do not meet lofty market expectations.

March 31, 2019

Harry W. Hartford	Sarah H. Ketterer	James A. Doyle
Portfolio Manager	Portfolio Manager	Portfolio Manager

Jonathan P. Eng	Conor Muldoon	Steven Nguyen
Portfolio Manager	Portfolio Manager	Portfolio Manager

Foster Corwith	Alessandro Valentini	Ellen Lee
Portfolio Manager	Portfolio Manager	Portfolio Manager

The above commentary expresses the portfolio managers’ views as of the date shown and should not be relied upon by the reader as research or investment advice. These views are subject to change. There is no guarantee that any forecasts made will come to pass.

Investing involves risk including loss of principal. In addition to the normal risks associated with investing, international investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations. Emerging markets involve heightened risks related to the same factors as well as increased volatility and lower trading volume. Diversification does not prevent all investment losses. A company may reduce or eliminate its dividend, causing the fund to earn less income.

4	Causeway Global Value NextShares

Holdings are subject to change. Current and future holdings are subject to risk. Securities mentioned do not make up the entire portfolio and, in the aggregate, may represent a small percentage of the portfolio.

About NextShares: As a new type of actively managed fund that differs from mutual funds and exchange-traded funds, NextShares funds have a limited operating history and may initially be available through a limited number of brokers. There can be no guarantee that an active trading market for shares will develop or be maintained, or their listing will continue or remain unchanged. Trading prices of shares may be above, at or below net asset value per share (“NAV”), and may vary significantly from anticipated levels. Buyers and sellers of shares will not know the value of their purchases and sales until the fund’s NAV is determined at the end of the trading day. Trading prices of shares are linked to the fund’s next computed NAV and will vary from NAV by a market determined premium or discount, which may be zero. Trading in shares does not offer the opportunity to transact intraday based on current (versus end-of-day) determinations of the share value. Although limit orders can be used to control differences in trade price versus NAV (cost of trade execution), they cannot be used to control or limit execution price.

Shares of NextShares funds are normally bought and sold in the secondary market through a broker, and may not be individually purchased or redeemed from the fund. In the secondary market, buyers and sellers transact with each other, rather than with the fund. NextShares funds issue and redeem shares only in specified creation unit quantities in transactions by or through Authorized Participants. In such transactions, a fund issues and redeems shares in exchange for a basket of securities, other instruments and/or cash that the fund specifies each business day. By transacting in kind, a NextShares fund can lower its trading costs and enhance fund tax efficiency by avoiding forced sales of securities to meet redemptions. Redemptions may be effected partially or entirely in cash. A fund’s basket is not intended to be representative of the fund’s current portfolio positions and likely will diverge, and may diverge significantly, from current positions. Buying and selling shares will require payment of brokerage commissions and expose transacting shareholders to other trading costs. Brokerage commissions will reduce returns. Frequent trading may detract from realized investment returns. The return on a shareholder’s investment will be reduced if the shareholder sells shares at a greater discount or narrower premium to NAV than he or she acquired the shares.

Causeway Global Value NextShares	5

March 31, 2019
	Cumulative Inception to Date*
	Net Asset Value	Market Price
Causeway Global Value NextShares	-1.09%	-6.50%
MSCI ACWI Index (Gross)	1.96%	1.96%

*	Inception is April 12, 2018.

The performance data represents past performance and is not an indication of future results. Investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth less than their original cost and current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-866-947-7000. Investment performance reflects contractual fee waivers in effect during certain periods. In the absence of such fee waivers in effect, total return would have been reduced. Total returns assume reinvestment of dividends and capital gains distributions at net asset value when paid. Pursuant to the January 25, 2019 prospectus, the Causeway Global Value NextShares gross expense ratio is 7.07% and net expense ratio is 1.05%. Contractual fee waivers are in effect until January 31, 2020. For more information, please see the prospectus.

Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. The Fund’s performance at market price may differ from its results at NAV. The Market Price return is the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Fund are listed for trading at 4:00 PM ET when NAV is determined. If you trade your shares at another time, your return may differ. Returns are historical and are calculated by determining the percentage change in NAV or market price (as applicable) with all distributions, if any, reinvested at NAV or closing market price (as applicable) on the payment date of the distribution, and are net of management fees and other expenses. Brokerage commissions will reduce returns.

The MSCI ACWI Index (Gross) (the “Index”) is a free float-adjusted market capitalization weighted index, designed to measure developed and emerging market equity performance. The Index is gross of withholding taxes, assumes reinvestment of dividends and capital gains, and does not reflect the payment of transaction costs, fees and expenses associated with an investment in the Fund. It is not possible to invest directly in an index. There are special risks in foreign investing (please see Note 5 in the Notes to Financial Statements).

MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations, and is not liable whatsoever for any data in this report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

6	Causeway Global Value NextShares

SCHEDULE OF INVESTMENTS (000)*

March 31, 2019 (Unaudited)

Causeway Global Value NextShares	Number of Shares	Value

COMMON STOCK

Canada — 3.6%

Encana Corp.	12,011	$87

Manulife Financial Corp.	4,939	83

		170

China — 6.0%

Baidu Inc. ADR[1]	682	112

China Merchants Port Holdings Co. Ltd.	14,000	30

China Mobile Ltd.	14,000	143

		285

Germany — 6.0%

BASF SE	1,780	131

Deutsche Post AG	876	28

Linde PLC	702	123

		282

Italy — 3.2%

UniCredit SpA	11,650	149

Japan — 10.0%

East Japan Railway Co.	700	67

Fanuc Corp.	500	85

KDDI Corp.	3,700	80

Sompo Holdings Inc.	2,100	78

Takeda Pharmaceutical Co. Ltd.	4,000	163

		473

Netherlands — 2.3%

Akzo Nobel NV	1,219	108

South Korea — 2.3%

SK Telecom Co. Ltd.	483	107

The accompanying notes are an integral part of the financial statements.

Causeway Global Value NextShares	7

SCHEDULE OF INVESTMENTS (000)* (continued)

March 31, 2019 (Unaudited)

Causeway Global Value NextShares	Number of Shares	Value

Switzerland — 4.3%

ABB Ltd.	6,757	$127

Novartis AG	806	78

		205

Turkey — 0.3%

Akbank T.A.S.	13,804	16

United Kingdom — 21.3%

AstraZeneca PLC	1,310	105

Aviva PLC	6,009	32

Barclays PLC	53,108	107

British American Tobacco PLC	3,893	162

Micro Focus International PLC	5,542	144

Prudential PLC	6,226	125

Rolls-Royce Group PLC[1]	9,077	107

Royal Dutch Shell PLC, Class B	1,723	54

SSE PLC	6,837	106

Vodafone Group PLC	36,523	66

		1,008

United States — 34.5%

Alaska Air Group Inc.	2,172	122

Bank of America Corp.	2,048	56

Citigroup Inc.	2,033	126

FirstEnergy Corp.	1,722	72

Flowserve Corp.	1,871	84

Halliburton Co.	4,735	139

Leidos Holdings Inc.	1,135	73

Marathon Petroleum Corp.	1,552	93

Merck & Co. Inc.	876	73

Microsoft Corp.	775	91

Mondelez International Inc., Class A	1,697	85

Oracle Corp.	2,515	135

RPC Inc.	3,912	45

The accompanying notes are an integral part of the financial statements.

8	Causeway Global Value NextShares

SCHEDULE OF INVESTMENTS (000)* (continued)

March 31, 2019 (Unaudited)

Causeway Global Value NextShares	Number of Shares	Value

United States — (continued)

Sabre Corp.	5,934	$127

Signet Jewelers Ltd.	1,853	50

SYNNEX Corp.	773	74

Viacom Inc., Class B	2,381	67

Wells Fargo & Co.	924	45

Zimmer Biomet Holdings Inc.	558	71

		1,628

Total Common Stock

(Cost $4,838) — 93.8%		4,431

PREFERRED STOCK

Germany — 3.5%

Volkswagen AG‡	1,034	163

Total Preferred Stock

(Cost $219) — 3.5%		163

SHORT-TERM INVESTMENT

Invesco Short-Term Investment Trust: Government & Agency Portfolio, Institutional Class, 2.340%**	148,130	148

Total Short-Term Investment

(Cost $148) — 3.1%		148

Total Investments — 100.4%

(Cost $5,205)		4,742

Liabilities in Excess of Other Assets — (0.4)%		(20)

Net Assets — 100.0%		$4,722

*	Except for share data.
**	The rate reported is the 7-day effective yield as of March 31, 2019.
1	Non-income producing security.
‡	There is currently no rate available.
ADR	American Depositary Receipt

At March 31, 2019, all of the Fund’s investments in securities were considered Level 1 in accordance with the authoritative guidance on fair value measurement and disclosure under U.S. GAAP.

The accompanying notes are an integral part of the financial statements.

Causeway Global Value NextShares	9

SCHEDULE OF INVESTMENTS (000) (concluded)

March 31, 2019 (Unaudited)

At March 31, 2019, there were no transfers between Level 1 and Level 2 investments in securities since the prior fiscal year end. At March 31, 2019, there were no transfers between Level 2 and Level 3 investments in securities since the prior fiscal year end. Transfers between levels are recognized at period end.

For more information on valuation inputs, see Note 2 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

10	Causeway Global Value NextShares

SECTOR DIVERSIFICATION

As of March 31, 2019, the sector diversification was as follows (Unaudited):

Causeway Global Value NextShares	Common Stock	Preferred Stock	% of Net Assets

Financials	17.3%	0.0%	17.3%

Industrials	13.8	0.0	13.8

Information Technology	13.6	0.0	13.6

Communication Services	12.2	0.0	12.2

Energy	11.6	0.0	11.6

Health Care	10.4	0.0	10.4

Consumer Staples	5.2	0.0	5.2

Materials	4.9	0.0	4.9

Consumer Discretionary	1.0	3.5	4.5

Utilities	3.8	0.0	3.8

Total	93.8	3.5	97.3

Short-Term Investment			3.1

Liabilities in Excess of Other Assets			(0.4)

Net Assets			100.0%

The accompanying notes are an integral part of the financial statements.

Causeway Global Value NextShares	11

STATEMENT OF ASSETS AND LIABILITIES (000)*

(Unaudited)

CAUSEWAY GLOBAL VALUE NEXTSHARES

3/31/19
ASSETS:
Investments at Value (Cost $5,205)	$4,742
Receivable for Dividends	23
Receivable for Investment Securities Sold	22
Receivable Due from Adviser	19
Receivable for Tax Reclaims	3

Total Assets	4,809

LIABILITIES:
Payable for Professional Fees	43
Payable for Investment Securities Purchased	17
Payable Due to Administrator	6
Payable for Trustees’ Fees	6
Other Accrued Expenses	15

Total Liabilities	87

Net Assets	$4,722

NET ASSETS:
Paid-in Capital (unlimited authorization — no par value)	$5,060
Total Distributable Loss	(338)

Net Assets	$4,722

Net Asset Value Per Share (based on net assets of $4,722,016 ÷ 505,000 shares)	$9.35

*	Except for Net Asset Value Per Share data.

The accompanying notes are an integral part of the financial statements.

12	Causeway Global Value NextShares

STATEMENT OF OPERATIONS (000)

(Unaudited)

CAUSEWAY GLOBAL VALUE NEXTSHARES

10/01/18 to 3/31/19
INVESTMENT INCOME:
Dividend Income (net of foreign taxes withheld of $4)	$80

Total Investment Income	80

EXPENSES:
Professional Fees	42
Administration Fees	35
Custodian Fees	22
Investment Advisory Fees	19
Trustees’ Fees	13
Transfer Agent Fees	6
Printing Fees	3
Pricing Fees	1
Other Fees	7

Total Expenses	148

Waiver of Investment Advisory Fees	(19)
Reimbursement of Other Expenses	(104)

Total Waiver and Reimbursement	(123)

Net Expenses	25

Net Investment Income	55

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net Realized Gain on Investments	136
Net Change in Unrealized Depreciation on Investments	(561)

Net Realized and Unrealized Loss on Investments and Foreign Currency Transactions	(425)

Net Decrease in Net Assets Resulting from Operations	$(370)

The accompanying notes are an integral part of the financial statements.

Causeway Global Value NextShares	13

STATEMENT OF CHANGES IN NET ASSETS (000)

	CAUSEWAY GLOBAL VALUE NEXTSHARES

	10/01/18 to 3/31/19 (Unaudited)	4/12/2018 to 9/30/2018*
OPERATIONS:
Net Investment Income	$55	$47
Net Realized Gain on Investments	136	132
Net Change in Unrealized Appreciation (Depreciation) on Investments	(561)	98

Net Increase (Decrease) in Net Assets Resulting From Operations	(370)	277

DISTRIBUTIONS:	(245)	—

Total Distributions to Shareholders	(245)	—

Net Increase in Net Assets Derived from Capital Share Transactions(1)	—	5,060

Total Increase (Decrease) in Net Assets	(615)	5,337

NET ASSETS:
Beginning of Period	5,337	—

End of Period(2)	$4,722	$5,337

*	Fund commenced operations on April 12, 2018.
(1)	See Note 7 in the Notes to Financial Statements.
(2)

Includes undistributed net investment income of $47, as of September 30, 2018. The Securities and Exchange Commission eliminated the requirement to disclose undistributed net investment income on November 5, 2018.

Amount designated as “—” is $0 or has been rounded to $0.

The accompanying notes are an integral part of the financial statements.

14	Causeway Global Value NextShares

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FINANCIAL HIGHLIGHTS

For the Six Months Ended March 31, 2019 (Unaudited) and for the Period April 12, 2018 through September 30, For a Share Outstanding Throughout the Period

	Net Asset Value, Beginning of Period ($)	Net Investment Income ($)†	Net Realized and Unrealized Gain (Loss) on Investments ($)	Total from Operations ($)	Dividends from Net Investment Income ($)	Distributions from Capital Gains ($)	Total Dividends and Distributions ($)	Redemption Fees ($)
CAUSEWAY GLOBAL VALUE NEXTSHARES
2019(2)	10.57	0.11	(0.85)	(0.74)	(0.11)	(0.37)	(0.48)	—
2018(1)(2)	10.00	0.10	0.47	0.57	—	—	—	—

†	Per share amounts calculated using average shares method.
(1)	Commenced operations on April 12, 2018.
(2)	All ratios for periods less than one year are annualized. Total returns and portfolio turnover rate are for the period indicated and have not been annualized.

Amounts designated as “—” are $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

16	Causeway Global Value NextShares

Net Asset Value, End of Period ($)	Total Return (%)	Net Assets, End of Period ($000)	Ratio of Expenses to Average Net Assets (%)	Ratio of Expenses to Average Net Assets (Excluding Reimburse- ments) (%)	Ratio of Net Investment Income to Average Net Assets (%)	Portfolio Turnover Rate (%)

9.35	(6.43)	4,722	1.05	6.26	2.36	27
10.57	5.70	5,337	1.05	7.07	2.00	21

The accompanying notes are an integral part of the financial statements.

Causeway Global Value NextShares	17

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1.	Organization

Causeway Global Value NextShares Fund (the “Fund”) is a series of Causeway ETMF Trust (the “Trust”). The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and is a Delaware statutory trust that was established on December 16, 2016. The Fund began operations on April 12, 2018. The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of the Fund. The Fund is diversified. The Fund’s prospectus provides a description of the Fund’s investment objectives, policies and strategies. The Trust has one additional series, the financial statements of which are presented separately.

Until May 6, 2019, shares of the Fund were listed and traded on The NASDAQ Stock Market LLC (“NASDAQ”). Market prices for the Shares may be different from their net asset value (“NAV”). The Fund issued and redeemed Shares on a continuous basis at NAV only in large blocks of Shares, typically 50,000 Shares, called “Creation Units.” Creation Units were issued and redeemed for a basket of securities and cash. Shares generally could trade in the secondary market in amounts less than a Creation Unit at market prices that are linked to the Fund’s next-computed NAV and could vary from NAV by a market determined premium or discount, which may be zero.

2.	Significant Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund.

Use of Estimates in the Preparation of Financial Statements – The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards

Board. The Fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amount of net assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation – Except as described below, securities listed on a securities exchange (except the NASDAQ) or Over-the-Counter (“OTC”) for which market quotations are available are valued at the last reported sale price as of the close of trading on each business day, or, if there is no such reported sale, at the last reported bid price for long positions. For securities traded on NASDAQ, the NASDAQ Official Closing Price is used. Securities listed on multiple exchanges or OTC markets are valued on the exchange or OTC market considered by the Fund to be the primary market. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Fund are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent pricing agent, the Fund seeks to obtain a bid price from at least one independent broker. Investments in money market funds are valued daily at the net asset value per share.

Securities for which market prices are not “readily available” are valued in accordance with fair value pricing procedures approved by the Fund’s Board of Trustees (the “Board”). The Fund’s fair value pricing procedures are implemented through a Fair Value Committee (the

18	Causeway Global Value NextShares

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(continued)

“Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value pricing procedures include: the security’s trading has been halted or suspended; the security has been delisted from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security’s primary pricing source is not able or willing to provide a price. When the Committee values a security in accordance with the fair value pricing procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

The Fund uses a third party vendor to fair value certain non-U.S. securities if there is a movement in the U.S. market or a designated exchange-traded fund that trades in the U.S. that exceeds thresholds established by the Committee. The vendor provides fair values for foreign securities based on factors and methodologies involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security and such fair values are applied by the administrator if a pre-determined confidence level is reached for the security.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The guidance establishes three levels of fair value hierarchy as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

•

Level 2 — Quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets which are not active, or prices based on inputs that are observable (either directly or indirectly); and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 which fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the reporting period. Changes in the classification between Levels 1 and 2 at end of period occur primarily when foreign equity securities are fair valued by the Fund’s third party vendor using other observable market-based inputs in place of closing exchange prices due to events occurring after foreign market closures or when foreign markets are closed.

As of and during the six months ended March 31, 2019, there were no changes to the Fund’s fair value methodologies.

Causeway Global Value NextShares	19

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(continued)

Federal Income Taxes – The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax years, as applicable), and on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the six months ended March 31, 2019, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any significant interest or penalties.

Security Transactions and Related Income – Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized using the accrual basis of accounting. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold.

Foreign Currency Translation – The books and records of the Fund are maintained in U.S. dollars on the following basis:

(1) the market value or fair value of investment securities, assets and liabilities is converted at the current rate of exchange; and

(2) purchases and sales of investment securities, income and expenses are converted at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

Foreign Currency Exchange Contracts – When the Fund purchases or sells foreign securities, it enters into corresponding foreign currency exchange contracts to settle the securities transactions. Losses from these foreign exchange transactions may arise from changes in the value of the foreign currency between trade date and settlement date or if the counterparties do not perform under the contract’s terms.

Dividends and Distributions – Dividends from net investment income, if any, are declared and paid on an annual basis. Any net realized capital gains on sales of securities are distributed to shareholders at least annually.

Creation Units – The Fund issued and redeemed shares on a continuous basis at NAV in groups of 50,000 shares called Creation Units.

Purchasers of Creation Units by certain financial institutions (“Authorized Participants”) at NAV must

20	Causeway Global Value NextShares

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(continued)

pay a standard creation transaction fee per transaction. The fee is a single charge and is the same regardless of the number of Creation Units purchased by an investor on the same day. An Authorized Participant who holds Creation Units and wishes to redeem at NAV would also pay a standard redemption transaction fee per transaction on the date of such redemption, regardless of the number of Creation Units redeemed that day. The Fund may charge, either in lieu of or in addition to the fixed creation transaction fee, a variable fee for creations and redemptions in order to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to the execution of trades resulting from such transaction.

Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund. Shares of the Fund may only be purchased or redeemed by Authorized Participants. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation, or (ii) a participant in The Depositary Trust Company and, in each case, must have executed a participant agreement with the Distributor. Most retail investors will not qualify as Authorized Participants or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem Shares directly with the Fund. Rather, most retail investors will purchase Shares in the secondary market with the assistance of a broker and will be subject to brokerage commissions, premiums or discounts from NAV, or fees.

Other – Brokerage commission recapture payments are credited to realized capital gains and are included in net realized gains from security transactions on the Statement of Operations. For the six months ended March 31, 2019, the Fund did not receive commission recapture payments.

3.	Investment Advisory, Administration, Shareholder Service and Distribution Agreements

The Trust, on behalf of the Fund, has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser. Under the Advisory Agreement, the Adviser is entitled to a monthly fee equal to an annual rate of 0.80% of the Fund’s average daily net assets. The Adviser has contractually agreed through January 31, 2020 to waive its fee and, to the extent necessary, reimburse the Fund to keep total annual fund operating expenses (excluding brokerage fees and commissions, interest, taxes, distribution plan expenses, fees and expenses of other funds in which the Fund invests, and extraordinary expenses) from exceeding 1.05% of Fund’s average daily net assets. For the six months ended March 31, 2019, the Adviser waived its entire advisory fee of $18,907 and reimbursed expenses of $104,423. The waived fees and expense reimbursements are not subject to recapture.

The Trust and SEI Investments Global Funds Services (the “Administrator”) have entered into an Administration Agreement. Under the terms of the Administration Agreement, the Administrator is entitled to an annual fee which is calculated daily and paid monthly based on the aggregate average daily net assets of the Trust subject to a minimum annual fee.

The Trust and SEI Investments Distribution Co. (the “Distributor”) have entered into a Distribution Agreement. The Distributor receives no fees from the Fund for its distribution services under this agreement.

The officers of the Trust are also officers or employees of the Administrator or Adviser. They receive no fees for serving as officers of the Trust.

As of March 31, 2019, approximately $5 million of the Fund’s net assets were held by investors affiliated with the Adviser.

Causeway Global Value NextShares	21

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(continued)

4.	Investment Transactions

The cost of security purchases and the proceeds from the sales of securities, other than short-term investments, during the six months ended March 31, 2019, for the Fund were as follows (000):

Purchases	Sales
$1,301	$1,524

5.	Risks of Foreign Investing

Because the Fund invests most of its assets in foreign securities, the Fund is subject to further risks in addition to those of U.S. securities. For example, the value of the Fund’s securities may be affected by social, political and economic developments and U.S. and foreign laws relating to foreign investments. Further, because the Fund invests in securities denominated in foreign currencies, the Fund’s securities may go down in value depending on foreign exchange rates. Other risks include trading, settlement, custodial, and other operational risks; withholding or other taxes; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign securities less liquid, more volatile and harder to value than U.S. securities. These risks are higher for emerging markets investments.

6.	Federal Tax Information

The Fund is classified as a separate taxable entity for Federal income tax purposes. The Fund intends to continue to qualify as a separate “regulated investment company” under Subchapter M of the Internal Revenue Code and make the requisite distributions to shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required. To the extent that dividends from net investment income and distributions from net realized capital gains exceed amounts reported in the financial statements, such amounts are reported separately.

The Fund may be subject to taxes imposed by countries in which it invests in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Fund accrues such taxes when the related income is earned. Dividend and interest income is recorded net of non-U.S. taxes paid.

The amounts of distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from those amounts determined under U.S. GAAP. These book/tax differences are either temporary or permanent in nature. The character of distributions made during the year from net investment income or net realized gains, and the timing of distributions made during the year may differ from those during the year that the income or realized gains (losses) were recorded by the Fund. To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the differences arise.

At September 30, 2018 there were no tax character of dividends and distributions declared during the periods ended.

As of September 30, 2018, the components of distributable earnings on a tax basis were as follows (000):

Undistributed Ordinary Income	$179
Unrealized Appreciation	98

Total Distributable Earnings	$277

The Fund is permitted to carry forward capital losses for an unlimited period. Capital losses that are carried forward will retain their character as either short-term

22	Causeway Global Value NextShares

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(continued)

or long-term capital losses. As of September 30, 2018, there were not carry forward capital losses.

At March 31, 2019, the total cost of investments for Federal income tax purposes and the aggregate gross unrealized appreciation and depreciation on investments for the Fund were as follows (000):

Federal Tax Cost	Appreciated Securities	Depreciated Securities	Net Unrealized Depreciation
$5,205	$184	$(647)	$(463)

7.	Capital Shares Issued and Redeemed (000)

	Six Months Ended March 31, 2019 (Unaudited)		For the Period Ended September 30, 2018*
	Shares	Value	Shares	Value
Shares Sold	—	$—	505	$5,060

Increase in Shares Outstanding Derived from Share Transactions	—	—	505	5,060

Net Increase in Shares Outstanding from Capital Share Transactions	—	$—	505	$5,060

*	Fund commenced operations on April 12, 2018.

8.	Authorized Participant Concentration Risk

Only an Authorized Participant may engage in creation or redemption transactions directly with a Fund. The Fund may have a limited number of intermediaries that act as authorized participants, and none of these authorized participants are or will be obligated to engage in creation or redemption transactions. To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem, shares may trade at a discount to NAV and possibly face trading halts and/or delisting.

9.	Indemnifications

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of his or her duties to the Fund.

Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

10.	Regulatory Matters

On August 17, 2018, the Securities and Exchange Commission adopted amendments to Regulation S-X. These changes are effective for periods after November 5, 2018. The updates for registered investment companies were mainly focused on the presentation of distributable earnings, eliminating the need to present the components of distributable earnings on a book basis in the financial statements. The update also impacted the presentation of undistributed net

Causeway Global Value NextShares	23

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(concluded)

investment income and distribution to shareholders on the Statement of Changes in Net Assets. The amounts presented in the current Statement of Changes in Net Assets represent the aggregated total distributions of net investment income and realized capital gains, except for distributions classified as return of capital which are still presented separately. The disaggregated amounts from the prior fiscal year are broken out below if there were both distributions from net investment income and realized capital gains. Otherwise, the amount on the current Statement of Changes for the prior fiscal year end represents distributions of net investment income.

11.	Subsequent Events

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were available to be issued. Based on this evaluation, no adjustments were required to the financial statements.

On April 11, 2019, the Board approved the liquidation of the Fund. The fund was liquidated on May 13, 2019.

24	Causeway Global Value NextShares

DISCLOSURE OF FUND EXPENSES (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. It is important for you to understand the impact of these costs on your investment returns.

Ongoing operating expenses are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (October 1, 2018 to March 31, 2019).

The table on the next page illustrates the Fund’s costs in two ways:

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that the Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown under “Expenses Paid During Period.”

Hypothetical 5% Return. This section helps you compare the Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess the Fund’s comparative cost by comparing the hypothetical result for the Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT the Fund’s actual return — the account values shown may not apply to your specific investment.

Causeway Global Value NextShares	25

DISCLOSURE OF FUND EXPENSES (Unaudited)

(concluded)

	Beginning Account Value 10/01/18	Ending Account Value 3/31/19	Annualized Expense Ratios	Expenses Paid During Period*
Causeway Global Value NextShares

Actual Portfolio Return
	$1,000.00	$935.70	1.05%	$5.07

Hypothetical 5% Return
	$1,000.00	$1,019.70	1.05%	$5.29

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period.)

26	Causeway Global Value NextShares

INVESTMENT ADVISER:

Causeway Capital Management LLC

11111 Santa Monica Boulevard

15th Floor

Los Angeles, CA 90025

DISTRIBUTOR:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

TO OBTAIN MORE INFORMATION:

Call 1-866-947-7000 or visit us online at www.causewayfunds.com

This material must be preceded or accompanied by a current prospectus. Note that the Fund liquidated on May 13, 2019.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-947-7000; and (ii) on the Commission’s website at http://www. sec.gov.

CCM-SA-104-0100

Item 2.	Code of Ethics.

Not required for semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not required for semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not required for semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to registrant because it is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

Item 6.	Schedule of Investments.

See Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to registrant because it is not a closed-end management investment company.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to registrant because it is not a closed-end management investment company.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to registrant because it is not a closed-end management investment company.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the registrant’s procedures by which shareholders may recommend nominees to the registrant’s board of trustees since the registrant’s last filing on Form N-CSR.

Item 11.	Controls and Procedures.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant’s disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of

1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There has not been any change in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Items 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Items 13.	Exhibits.

(a)(1) Not required for semi-annual report.

(a)(2) Separate certifications for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Causeway ETMF Trust

By	/s/ Turner Swan
Turner Swan, President

Date: June 7, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Turner Swan
Turner Swan, President

Date: June 7, 2019

By	/s/ Eric Kleinschmidt
Eric Kleinschmidt, Treasurer

Date: June 7, 2019